Lender Presentation

September 8, 2014

Introduction

Certain statements in this presentation constitute "forward-looking statements" within the meaning of and subject to the protections of the Private Securities Litigation Reform Act of 1995 and other federal and state securities laws. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such "forward-looking statements." Factors that could cause our actual results to differ materially from those expressed or implied by any forward-looking statements are described under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2013 and may be contained in our other reports subsequently filed with the SEC.

See the appendix to this presentation for the definition of certain capitalized terms used herein and for reconciliations of the Company's non-GAAP measures of broadcast cash flow, broadcast cash flow less cash corporate expenses and free cash flow.

Transaction Summary

Transaction Overview

- On July 24, 2014, Gray TV ("Gray" or the "Company") entered into definitive agreements to acquire WJRT-TV in Flint-Saginaw-Bay City, MI (ABC,DMA#68) and WTVG-TV in Toledo, OH (ABC/CW, DMA # 76) from SJL Holdings, LLC ("SJL") for $128.0 million in cash, or approximately 7.0x 2012/2013 cash flow of ~$18 million
  - $131.75 million in maximum total consideration including potential working capital adjustment
- Both stations are in "non-overlap" markets; Gray received its FCC grant on September 5, 2014
- Gray intends to finance the SJL acquisition with a $75 million add-on to the existing Term Loan B and cash on balance sheet
- Pro forma for the acquisition, secured leverage will be 2.9x and total leverage will be 6.1x, based on Pro Forma L8QA 6/30/14 Operating Cash Flow of $208.9 million, including $1.7 million of identified L8QA synergies
- On August 25th, Gray announced that it has extended its affiliate agreements with Fox (through 6/30/17) and CBS (through 8/31/19) for all of Gray's FOX- and CBS-affiliated stations

Acquisition Rationale

- The acquisition provides Gray with two additional market-leading televisions stations and expands the Company's footprint in two mid-sized television markets – WJRT-TV in Flint-Saginaw-Bay City, MI (DMA #68) and WTVG-TV in Toledo, OH (DMA #76)
  - According to BIA revenue data, WJRT-TV is the #1 television station in its market and WTVG-TV is a close #2 station in its market
- The transaction is consistent with Gray's strategy of enhancing shareholder value through select acquisitions of market-leading stations that share the culture and values of the existing television stations
- The transaction will be leverage neutral and immediately free cash flow accretive
- Including all pending transactions, Gray will reach approximately 8.1% of total U.S. television households

Company Overview

Combination Snapshot

($ in Millions)	Gray TV Standalone(1)	SJL	Pro Forma Post-SJL (4)
Financial Profile			
'12A-'13A Revenue	$474 (2)	$39	$515
'12A-'13A BCF	$205 (2)	$15	$221
'12A-'13A OCF	$195 (2)	$18	$213
Scale			
Stations	74	2	76
Non-Duplicated Markets	42	2	44
TV Household Reach	8.5 million (7.4%)	0.9 million (0.8%)	9.5 million (8.1%)
Asset Quality			
#1 / #2 Stations	38	2	40
2012 Political Revenue (3)	$100 (2)	$16	$118
Big 4 Network Affiliated Channels			

FOX 10
CBS 26
abc 14
24

2
abc

FOX 10
CBS 26
16 abc
24

(1) Figures per Company filings and 12/31/13 Compliance Cert and 8/27/14 Press Release; Scale, Asset Quality, and Affiliations data includes Montana and the Acquisitions other than the SJL acquisition
(2) Revenue, BCF, and Political revenue includes approximately $16, $4, and $2 million, respectively, from the acquisition of Lockwood, KJCT, and Yellowstone; OCF includes $7 million of identified L8QA 12/31/13 synergies from the Hoak Acquisition and the acquisitions of Prime Cities and Rapid Cities
(3) Assumes 15% agency commission discount on gross political revenues for the Acquisitions
(4) Revenue, BCF, and Political revenue includes approximately $3, $0.3, and $1 million, respectively, from the Montana acquisition; OCF includes approximately $2 million of identified L8QA synergies from the SJL acquisition

Source: Company filings and BIA in Television

Gray Has a Diverse and National Footprint

44 markets reaching approximately 8.1% of US TV households


North Platte, NE
Helena, MT(1)
Great Falls, MT(1)
Rapid City, SD
Sioux Falls, SD
Bismarck, ND
Fargo, ND (2)
Lincoln, NE
Omaha, NE
Wausau - Rhinelander, WI
La Crosse - Eau Claire, WI
Madison, WI
Rockford, IL
Lansing, MI
Flint, MI(1)
South Bend, IN
Toledo, OH(1)
Parkersburg, WV
Lexington, KY
Harrisonburg, VA
Charleston-Huntington, WV
Charlottesville, VA
Hazard, KY
Greenville - New Bern - Washington, NC
Bowling Green, KY
Knoxville, TN
Augusta, GA
Albany, GA
Tallahassee, FL - Thomasville, GA
Panama City, FL
Dothan, AL
Meridian, MS
Monroe, LA (2)
Alexandria, LA
Waco-Temple-Bryan, TX
Laredo, TX
Sherman, TX - Ada, OK
Wichita - Hutchinson, KS
Colorado Springs - Pueblo, CO
Grand Junction, CO (2)
Topeka, KS
Reno, NV
Cheyenne, WY
Casper, WY
Gray TV Station
State Capital in DMA

(1) Pending Acquisition
(2) Station under SSA with Gray

SJL Holdings Station Acquisitions Overview

gray

WJRT-TV


Flint-Saginaw-Bay
City, MI
DMA 68

Affiliation	Market Revenue Rank	Revenue Share
abc	1	32.8%

WTVG-TV


Toledo,
OH
DMA 76

Affiliation	Market Revenue Rank	Revenue Share
abc	2	31.1%

- Gray announced the acquisition of two ABC-affiliated stations for $128.0 million on July 24, 2014
- The two stations lead their local markets in all-day ratings and in most, if not all, local newscasts
- WTVG-TV will soon add a local CW station as a multicast channel
- Purchase price represents a multiple of approximately 7.0 times a blended average of 2012-2013 pro forma broadcast cash flow of the stations including expected synergies
- Immediately free cash flow accretive

WJRT-TV and WTVG-TV Combined Financials

($ in millions)	2012A	2013A	'12A-'13A
Net Revenue	$44.8	$32.6	$38.7
Op. Expenses	$23.8	$22.9	$23.3
BCF	$21.0	$9.8	$15.4

Source: BIA Investing in Television

Investment Highlights

- ✓ A Leading Television Broadcaster in Diverse Mid Markets with Dominant Market Positions
  - ✓ 141 program streams and 76 "Big 4" network affiliations
  - ✓ #1 or #2 market rank in 40/44 markets; #1 news ranking in 29/44 markets
- ✓ Improving Advertising Market and Diversification of Revenue Mix
- ✓ Large Political Upside in Election Years with Presence in Key States
- ✓ Strong Growth in Net Retransmission Revenue and Increasing Leverage With Networks
- ✓ Successful New Media Initiatives and Spectrum Upside
- ✓ Robust Free Cash Flow Generation Over a Two Year Cycle
- ✓ Experienced Management Team With Track Record of Successful Integrations

Note: Pro Forma for the Acquisitions including Montana and SJL

Diversification Across Networks and Markets

Station Mix

141 Total Program Streams:[4]

76 Big 4 Affiliates:[4]

- 26 CBS
- 24 NBC
- 16 ABC
- 10 FOX

64 Additional Program Streams with:[2][4]

- 16 CW
- 2 Telemundo
- 17 MyNetwork TV
- 11 ME TV
- 5 Antenna TV
- 3 This TV Network
- 1 Live Well Network
- 1 Cozi
- 9 Local News/Weather

2013PF Revenue: Top 10 Markets [1]



Lexington, KY 6%
Charleston, WV 6%
Omaha, NE 4%
Waco, TX 4%
Lincoln, NE 4%
Fargo, ND 3%
Knoxville, TN 3%
Minot, ND 3%
Toledo, OH 3%
Monroe, LA 3%
Other 59%

2013PF BCF: Top 10 Markets [1],[3]



Charleston, WV 8%
Lexington, KY 6%
Monroe, LA 5%
Fargo, ND 5%
Omaha, NE 5%
Lincoln, NE 4%
Tallahassee, FL 4%
Waco, TX 4%
Madison, WI 4%
Minot, ND 4%
Other 50%

2013PF Revenue by Affiliate: $474mm [1]



All Secondary Channels & Other 2%
FOX 1%
CBS 38%
NBC 38%
abc 20%

2013PF BCF by Affiliate: $179mm [1],[3]



All Secondary Channels & Other 3%
FOX 1%
CBS 39%
NBC 41%
abc 18%

(1) Pro forma for the Acquisitions including Montana and SJL
(2) Certain program channels are affiliated with more than one additional network simultaneously
(3) Excludes corporate expenses
(4) Includes all the Acquisitions and stations under LMA or SSA agreements with Gray including Montana and SJL

Source: Company

Gray is A Leading Beneficiary of Political Revenue with Large Upside

Gray TV Political Commentary

- $86 Million in 2012 – New Record
- 2011 - Off Year Record $13.5 million
- Gray operates in key battleground states
  - #1 stations can capture over 50% of the political budget for a market
- Recent Supreme Court decisions removing limits on campaign spending have driven and are expected to further drive incremental revenue
- Revenue from issue-based political advertising expected to further drive growth

2012 Political Revenue as % of Total (1), (2)



21.2%
21.2%
15.1%
13.8%
10.4%
9.6%
PF Gray TV
Gray TV
Media General
Lin TV
Nexstar
Sinclair

Gray TV Political Revenue (1), (2)

($ in millions)



$43
$48
New Record
$58
New Record
$86
$118
2006PF
2008
2010
2012
2012PF

Strong Presence in Key Election States (3)



GTN Overlap with Key Elections

(1) Gray, Media General, Lin TV, Nexstar, and Sinclair figures per company filings
(2) 2006 pro forma for acquisitions completed in 2006 and not the Acquisitions; 2012PF includes Gray and the Acquisitions and assumes 15% agency commission discount on gross political revenues for the Acquisitions, including Montana and SJL
(3) Represents key political states in 2014 elections

Source: Politico, Electoral-vote.com, FiveThirtyEight.com, and University of Virginia Center for Politics

Strong Growth in Retransmission Revenue

- Approximately 9.5 million Big-4 Affiliate subscribers[(2)]
- Approximately 5.0 million Big-4 Affiliate subscribers[(2)] re-pricing 12/31/14
- Approximately 0.9 million Big-4 Affiliate subscribers[(2)] will re-price later in 2015
- Potential upside from price increases vs. existing contracts

Gray TV Retransmission Revenue[(1)]



($ in millions)
2008-2013 CAGR: 68%
$1.0
$1.6
$2.4
$3.0
$15.6
$18.8
$20.2
$20.2
$33.8
$5.6
$28.2
$39.8
$7.6
$32.2
$60.4
$13.8
$46.6
2005
2006
2007
2008
2009
2010
2011
2012
2013
2013 PF
Net Retransmission Revenue
Gross Retransmission Revenue

% of Total Revenue	0.3%	0.5%	0.8%	0.9%	5.8%	5.4%	6.6%	8.3%	11.5%	12.8%

Long Term Affiliate Contracts with "Big 4" Networks[(3)]

CBS

# of Channels	Renewal Date
26	8-31-19
26	

NBC

# of Channels	Renewal Date
6	1-1-15
15	12-31-15
1	1-1-16
2	12-31-17
24	

abc

# of Channels	Renewal Date
3	12-31-17
13	12-31-18
16	

FOX

# of Channels	Renewal Date
10	6-30-17
10	

(1) Gray actual data per Company; 2013PF includes the Acquisitions, including Montana and SJL
(2) Includes SSAs and LMAs. Gray standalone data
(3) Based on number of channels Pro Forma for the Acquisitions including Montana and SJL

gray

Television • Digital • Mobile

Financial Overview

Gray Historical Financial Summary

Net Revenue (1)



LTM Revenue
L8QA Revenue
$346
$308
$307
$327
$405
$356
$346
$376
$503
$523
2010
2011
2012
2013
6/30/14 PF

	2010	2011	2012	2013	6/30/14 PF
L8QA Growth	3%	6%	9%	5%	--
LTM 2-Yr. Growth	6%	14%	17%	13%	--

Operating Cash Flow (1)

($ in millions)



LTM OCF
L8QA OCF
$136
$104
$97
$117
$174
$136
$116
$147
$183
$209
2010
2011
2012
2013
6/30/14 PF

	2010	2011	2012	2013	6/30/14 PF
L8QA Margin	34%	36%	38%	39%	40%
LTM Margin	39%	32%	43%	33%	36%

Capital Expenditures (1)

($ in millions)



Capex
PF Capex
$27
$4
$27
$3
$19
$21
$23
$24
2010
2011
2012
2013

	2010	2011	2012	2013
% of Revenue (2)	6%	7%	6%	7%
% of PF Revenue (3)	-	-	5%	6%

(1) Gray actual data per Company; LTM 2013 OCF of $116 million includes Pro Forma adjustments for acquisitions closed in 2013; 2012PF, 2013PF, 6/30/14PF include the Acquisitions, Montana and SJL
(2) Gray standalone Capex as a percentage of Gray standalone Revenue
(3) PF Capex as a percentage of PF Revenue

Prudent Balance Sheet Management Leads to Deleveraging

- Gray has significantly reduced secured and total leverage from historical levels
- Gray's strategic investments have diversified its revenue base, allowing for significant free cash flow in both political and non-political years

Net Financial Leverage [(1), (2)]

($ in millions)



Secured Debt/OCF
Net Debt / OCF
Preferred Stock / OCF
7.5x
3.2x
4.0x
6.1x
2.1x
3.9x
5.6x
4.5x
1.1x
6.1x
3.2x
2.9x

	2011	2012	2013	6/30/14PF
Net Debt	$832	$824	$823	$1,270
Net Debt + Preferred Stock	$872	$824	$823	$1,270
L8QA OCF	$117	$136	$147	$209

(1) Leverage shown on a two year blended basis to account for biennial shifts in political revenues
(2) Gray actual data per company filings; 6/30/14PF includes the Acquisitions, Montana and SJL

Sources & Uses and Pro Forma Capitalization

Sources & Uses

($ in Millions)

Sources		Uses	
Incremental Term Loan B	$75.0	Acquisition of Select SJL Holdings Assets	$128.0
Cash from Balance Sheet	57.8	SJL Working Capital Adjustment	3.8
		Estimated Fees, Expenses and OID	1.0
Total Sources	$132.8	**Total Uses**	$132.8

[1] Assumes $128MM purchase price for WJRT-TV & WTVG-TV and that the entire purchase price will be paid at close

Current & Pro Forma Capitalization

($ in Millions)

	6/30/2014 $	6/30/2014 Cum. xL8QA OCF[1]	6/30/2014 Cum. xLTM OCF[2]	SJL Acquisition Adjustments WJRT-TV & WTVG-TV	6/30/2014PF $	6/30/2014PF Cum. xL8QA OCF[3]	6/30/2014PF Cum. xLTM OCF[4]
Cash & Equivalents	$66.1			($57.8)	$8.3		
Priority Revolver ($50MM) due 2019	-	0.0x	0.0x		-	0.0x	0.0x
Term Loan B due 2021	$525.0	2.7x	3.1x	75.0	$600.0	2.9x	3.3x
Excalibur Term Loan	2.9	2.8x	3.1x		2.9	2.9x	3.3x
Secured Debt	**$527.9**	**2.8x**	**3.1x**		**$602.9**	**2.9x**	**3.3x**
Senior Notes due 10/2020	675.0	6.3x	7.1x		675.0	6.1x	7.0x
Total Debt	**$1,202.9**	**6.3x**	**7.1x**		**$1,277.9**	**6.1x**	**7.0x**
Net Debt[5]	*$1,172.9*	*6.1x*	*6.9x*		*$1,269.6*	*6.1x*	*6.9x*
		$191.8	$169.9			$208.9	$182.7

Source: Company financials and management estimates
[1] Based on Gray's L8QA 6/30/14 Pro Forma OCF
[2] Based on Gray's LTM 6/30/14 Pro Forma OCF
[3] Based on Gray's Pro forma L8QA 6/30/14 OCF for all Acquisitions including SJL & Montana
[4] Based on Gray's Pro forma LTM 6/30/14 OCF for all Acquisitions including SJL & Montana
[5] Net of up to $30MM in cash

Appendix

Glossary

"Acquisitions":	The Hoak Acquisition and Gray's other previously completed acquisitions of Rapid Cities, Prime Cities, Lockwood, Yellowstone and KJCT; excludes Montana and SJL unless otherwise specified
"Excalibur" (Excalibur Broadcasting, Inc.):	A television broadcaster with two stations (KJCT, KKHD) whose financial results are consolidated with those of Gray in accordance with GAAP
"Gray" (Gray Television, Inc.):	A television broadcast company headquartered in Atlanta, Georgia, that owns and operates television stations and digital properties in markets throughout the United States; its results are consolidated with those of Excalibur under GAAP
"Hoak Media" (Hoak Media, LLC):	A television broadcaster with 22 stations that was acquired by Gray on June 13, 2014
"Hoak":	Hoak Media and Parker combined, excluding stations divested to Nexstar or Mission
"Hoak Acquisition":	Gray's acquisition or operation of 15 Hoak television stations, which closed on June 13, 2014
"KJCT":	Station acquired by Excalibur from News-Press and Gazette on October 31, 2013
"Lockwood":	Two CW affiliated stations acquired by Gray from Lockwood on April 1, 2014
"Montana":	Three stations to be acquired by Gray from Intermountain West Communications Company (two stations) and Rocky Mountains Broadcasting (one station); the acquisition is pending and is expected to close in Q4, 2014
"Operating Cash Flow" or "OCF":	Operating cash flow as defined in Gray's existing senior credit facility; includes Pro Forma adjustments for closed acquisitions. See appendix herein and Gray's website at www.gray.tv for definition and reconciliations of non-GAAP terms.
"Parker" (Parker Broadcasting, Inc):	A television broadcast company with three stations that we operate under SSA's
"Prime Cities":	Two stations acquired by Gray from Prime Cities Broadcasting, Inc. on May 1, 2014
"Pro Forma" or "PF":	Reflects combined results, position, or statistics of Gray and the specified acquisitions; pro forma financial results give effect to the specified acquisitions as if they had occurred at the beginning of the relevant period including any financing related to the specified acquisitions
"Rapid Cities":	Two stations acquired by Gray from Mission TV, LLC on May 1, 2014
"SJL":	Two ABC stations in Flint, MI and Toledo, OH, to be acquired by Gray from affiliates of SJL Holdings; the acquisition is pending and expected to close in September 2014

Q2'14 L8QA and LTM Financial Summary

($ in millions)	2012	2013	6 Months Ended 6/30/2012	6/30/2013	6/30/2014	LTM 6/30/13	LTM 6/30/14	L8QA 6/30/14
Net Revenues								
Local	191.3	203.1	94.3	97.3	107.7	194.3	213.5	203.9
National	56.8	58.3	27.3	28.5	28.2	57.9	58.0	58.0
Political	86.0	4.6	18.1	1.4	11.4	69.3	14.6	41.9
Internet	25.0	25.4	12.1	12.0	13.2	24.9	26.7	25.8
Retransmission	33.8	39.7	16.8	19.1	33.8	36.1	54.4	45.3
Other	9.5	8.0	6.8	4.2	4.2	6.9	8.0	7.5
Management Fee - Young	2.4	7.1	0.0	0.0	0.0	2.4	7.1	4.8
Gray Standalone Net Revenue	**404.8**	**346.3**	**175.4**	**162.5**	**198.5**	**391.9**	**382.4**	**387.2**
Local	40.5	42.0	20.1	20.2	18.9	40.6	40.6	40.6
National	10.0	11.2	4.8	5.5	4.7	10.7	10.4	10.6
Political	12.3	1.2	1.8	0.2	1.8	10.7	2.8	6.8
Internet	1.8	2.1	0.8	1.0	1.0	1.9	2.1	2.0
Retransmission	10.8	14.6	5.0	6.6	7.4	12.4	15.4	13.9
Other	2.5	2.6	1.6	1.6	2.1	2.5	3.1	2.8
Hoak Standalone Net Revenue	**77.8**	**73.7**	**34.2**	**35.3**	**36.0**	**78.9**	**74.4**	**76.7**
Prime Cities Standalone Net Revenue	2.6	2.0	0.8	0.9	0.7	2.6	1.8	2.2
Rapid City Standalone Net Revenue	3.7	3.9	1.8	1.9	1.3	3.8	3.3	3.6
KJCT, Yellowstone, and Lockwood Net Revenue	18.4	13.9	8.4	7.9	0.4	17.9	6.4	12.1
SJL Net Revenue	44.8	32.6	17.5	15.5	17.7	42.7	34.9	38.8
Montana Net Revenue	3.6	2.0	1.3	0.9	1.1	3.2	2.2	2.7
Total Pro Forma Net Revenue	**555.7**	**474.4**	**239.3**	**224.7**	**255.7**	**537.9**	**503.2**	**523.3**

Note: Pro Forma results include the Acquisitions, Montana and SJL

Pro Forma Non-GAAP Reconciliation

($ in thousands)	Year Ended December 31,		Six Months Ended June 30,			LTM		LSQA
	2012	2013	2012	2013	2014	6/30/13	6/30/2014	6/30/2014
Net income	$ 59,350	$ 29,243	$ 24,000	$ 9,036	$ 20,764	$ 44,385	$ 40,972	$ 42,678
Adjustments to reconcile from net income to Broadcast Cash Flow Less Cash Corporate Expenses:								
Depreciation	31,838	32,202	16,019	15,907	16,500	31,726	32,795	32,261
Amortization of intangible assets	825	892	412	335	1,524	748	2,081	1,415
Non-cash stock based compensation	878	1,974	154	1,464	3,051	2,188	3,561	2,875
Gain on disposals of assets, net	(69)	850	(482)	(75)	25	338	950	644
Miscellaneous income, net	2,823	1,627	1,479	1,429	342	2,774	540	1,657
Interest expense	76,975	75,019	38,745	37,524	33,199	75,754	70,695	73,224
Loss on early extinguishment of debt	46,683	-	-	-	4,897	46,683	4,897	25,790
Income tax expense	26,468	16,906	9,875	6,106	3,438	22,699	14,238	18,469
Amortization of program broadcast rights	12,969	13,090	6,400	6,591	6,663	13,160	13,162	13,161
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	26	28	12	14	12	28	26	27
Network compensation revenue recognized	(627)	(615)	(313)	(314)	(221)	(628)	(522)	(575)
Network compensation per network affiliation agreement	(60)	-	(60)	-	-	-	-	-
Payments for program broadcast rights	(13,727)	(13,156)	(6,519)	(6,628)	(8,437)	(13,836)	(14,965)	(14,401)
Other items	599	(550)	307	(380)	(20)	(68)	(190)	(139)
Broadcast Cash Flow Less Cash Corporate Expenses; a.k.a. "Adjusted EBITDA"	**244,951**	**157,510**	**90,029**	**71,008**	**81,737**	**225,931**	**168,239**	**197,085**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation	17,631	21,073	7,493	9,015	15,307	19,153	27,365	23,259
Broadcast Cash Flow	**$ 262,582**	**$ 178,583**	**$ 97,522**	**$ 80,023**	**$ 97,044**	**$ 245,084**	**$ 195,604**	**$ 220,344**
Broadcast Cash Flow Less Cash Corporate Expenses	$ 244,951	$ 157,510	$ 90,029	$ 71,008	$ 81,737	$ 225,931	$ 168,239	$ 197,085
Pension Expense	7,874	8,626	3,742	4,308	3,328	8,440	7,646	8,043
Pension Cash Funding	(9,402)	(4,748)	(2,324)	(2,604)	(2,482)	(9,682)	(4,626)	(7,154)
Other items	10,546	9,749	3,890	3,842	5,538	10,498	11,445	10,972
Operating Cash Flow as defined in the credit agreement	**$ 253,969**	**$ 171,137**	**$ 95,337**	**$ 76,554**	**$ 88,121**	**$ 235,187**	**$ 182,704**	**$ 208,945**
Less interest expense	(76,975)	(75,019)	(38,745)	(37,524)	(33,199)	(75,754)	(70,695)	(73,224)
Add back amortization of deferred financing	2,723	1,903	1,506	823	1,394	2,040	2,474	2,257
Less capital expenditures, net of insurance proceeds	(28,882)	(27,374)	(13,759)	(14,129)	(11,975)	(29,252)	(25,221)	(27,236)
Less cash taxes	(836)	(519)	(225)	(503)	(44)	(1,114)	(60)	(687)
Add back amortization of original issue discount	1,127	(9)	676	138	(432)	589	(579)	5
Free Cash Flow	**$ 151,126**	**$ 70,119**	**$ 44,791**	**$ 25,360**	**$ 43,865**	**$ 131,696**	**$ 88,624**	**$ 110,160**

Pro Forma Non-GAAP Reconciliation (continued)

	Pro Forma Twelve Months Ended December 31, 2013				
	Gray Actual	SJL Actual	Other Acquisitions	Pro forma Adjustments	Gray Pro forma
Net income	$ 18,288	$ 2,944	$ 25,031	$ (17,020)	$ 29,243
Adjustments to reconcile from net income to Broadcast Cash Flow Less Cash Corporate Expenses:					
Depreciation	24,096	2,476	5,630	-	32,202
Amortization of intangible assets	336	-	556	-	892
Non-cash stock based compensation	1,974	-	-	-	1,974
Gain on disposals of assets, net	765	1	84	-	850
Miscellaneous income, net	-	47	1,580	-	1,627
Interest expense	52,445	1,247	4,307	17,020	75,019
Loss on early extinguishment of debt	-	-	-	-	-
Income tax expense	13,147	1,773	1,986	-	16,906
Amortization of program broadcast rights	11,367	1,723	-	-	13,090
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	28	-	-	-	28
Network compensation revenue recognized	(615)	-	-	-	(615)
Network compensation per network affiliation agreement	-	-	-	-	-
Payments for program broadcast rights	(11,433)	(1,723)	-	-	(13,156)
Other items	-	-	728	(1,278)	(550)
Broadcast Cash Flow Less Cash Corporate Expenses; a.k.a. "Adjusted EBITDA"	**110,398**	**8,488**	**39,902**	**(1,278)**	**157,510**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation	17,836	1,273	-	1,964	21,073
Broadcast Cash Flow	**$ 128,234**	**$ 9,761**	**$ 39,902**	**$ 686**	**$ 178,583**
Broadcast Cash Flow Less Cash Corporate Expenses	$ 110,398	$ 8,488	$ 39,902	$ (1,278)	$ 157,510
Pension Expense	8,626	-	-	-	8,626
Pension Cash Funding	(4,748)	-	-	-	(4,748)
Other items	(477)	32	-	10,194	9,749
Operating Cash Flow as defined in the credit agreement	**$ 113,799**	**$ 8,520**	**$ 39,902**	**$ 8,916**	**$ 171,137**
Less interest expense	(52,445)	(1,247)	(4,307)	(17,020)	(75,019)
Add back amortization of deferred financing	1,903	-	-	-	1,903
Less capital expenditures, net of insurance proceeds	(23,817)	(557)	-	(3,000)	(27,374)
Less cash taxes	(519)	-	-	-	(519)
Add back amortization of original issue discount	(9)	-	-	-	(9)
Free Cash Flow	$ 38,912	$ 6,716	$ 35,595	$ (11,104)	$ 70,119

Pro Forma Non-GAAP Reconciliation (continued)

	Pro Forma Twelve Months Ended December 31, 2012				
	Gray Actual	SJL Actual	Other Acquisitions	Pro forma Adjustments	Gray Pro forma
Net income	$ 28,129	$ 10,532	$ 32,199	$ (11,510)	$ 59,350
Adjustments to reconcile from net income to					
Broadcast Cash Flow Less Cash Corporate Expenses:					
Depreciation	23,133	2,585	6,120	-	31,838
Amortization of intangible assets	75	-	750	-	825
Non-cash stock based compensation	878	-	-	-	878
Gain on disposals of assets, net	(31)	(1)	(37)	-	(69)
Miscellaneous income, net	(2)	151	2,674	-	2,823
Interest expense	59,443	1,177	4,845	11,510	76,975
Loss on early extinguishment of debt	46,683	-	-	-	46,683
Income tax expense	19,188	4,779	2,501	-	26,468
Amortization of program broadcast rights	11,081	1,888	-	-	12,969
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	26	-	-	-	26
Network compensation revenue recognized	(627)	-	-	-	(627)
Network compensation per network affiliation agreement	(60)	-	-	-	(60)
Payments for program broadcast rights	(11,839)	(1,888)	-	-	(13,727)
Other items	-	-	81	518	599
Broadcast Cash Flow Less Cash Corporate Expenses; a.k.a. "Adjusted EBITDA"	**176,077**	**19,223**	**49,133**	**518**	**244,951**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation	15,049	1,731	-	851	17,631
Broadcast Cash Flow	**$ 191,126**	**$ 20,954**	**$ 49,133**	**$ 1,369**	**$ 262,582**
Broadcast Cash Flow Less Cash Corporate Expenses	$ 176,077	$ 19,223	$ 49,133	$ 518	$ 244,951
Pension Expense	7,874	-	-	-	7,874
Pension Cash Funding	(9,402)	-	-	-	(9,402)
Other items	(399)	29	-	10,916	10,546
Operating Cash Flow as defined in the credit agreement	$ 174,150	$ 19,252	$ 49,133	$ 11,434	$ 253,969
Less interest expense	(59,443)	(1,177)	(4,845)	(11,510)	(76,975)
Add back amortization of deferred financing	2,723	-	-	-	2,723
Less capital expenditures, net of insurance proceeds	(22,937)	(1,945)	-	(4,000)	(28,882)
Less cash taxes	(836)	-	-	-	(836)
Add back amortization of original issue discount	1,127	-	-	-	1,127
Free Cash Flow	$ 94,784	$ 16,130	$ 44,288	$ (4,076)	$ 151,126

Pro Forma Non-GAAP Reconciliation (continued)

	Pro Forma Six Months Ended June 30, 2014				
	Gray Actual	SJL Actual	Other Acquisitions	Pro forma Adjustments	Gray Pro forma
Net income	$ 2,868	$ 2,601	$ 44,401	$ (29,106)	$ 20,764
Adjustments to reconcile from net income to					
Broadcast Cash Flow Less Cash Corporate Expenses:					
Depreciation	13,370	1,070	2,060	-	16,500
Amortization of intangible assets	1,468	-	56	-	1,524
Non-cash stock based compensation	3,051	-	-	-	3,051
Gain on disposals of assets, net	379	(354)	(29,106)	29,106	25
Miscellaneous income, net	(3)	32	313	-	342
Interest expense	31,099	522	1,578	-	33,199
Loss on early extinguishment of debt	4,897	-	-	-	4,897
Income tax expense	1,735	1,168	535	-	3,438
Amortization of program broadcast rights	5,918	745	-	-	6,663
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	12	-	-	-	12
Network compensation revenue recognized	(221)	-	-	-	(221)
Network compensation per network affiliation agreement	-	-	-	-	-
Payments for program broadcast rights	(7,692)	(745)	-	-	(8,437)
Other items	-	1	(21)	-	(20)
Broadcast Cash Flow Less Cash Corporate Expenses; a.k.a. "Adjusted EBITDA"	**56,881**	**5,040**	**19,816**	**-**	**81,737**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation	14,268	1,039	-	-	15,307
Broadcast Cash Flow	**$ 71,149**	**$ 6,079**	**$ 19,816**	**$ -**	**$ 97,044**
Broadcast Cash Flow Less Cash Corporate Expenses	$ 56,881	$ 5,040	$ 19,816	$ -	$ 81,737
Pension Expense	3,328	-	-	-	3,328
Pension Cash Funding	(2,482)	-	-	-	(2,482)
Other items	4,747	1,427	-	(636)	5,538
Operating Cash Flow as defined in the credit agreement	$ 62,474	$ 6,467	$ 19,816	$ (636)	$ 88,121
Less interest expense	(31,099)	(522)	(1,578)	(4,326)	(37,525)
Add back amortization of deferred financing	1,394	-	-	-	1,394
Less capital expenditures, net of insurance proceeds	(9,475)	-	-	(2,500)	(11,975)
Less cash taxes	(44)	-	-	-	(44)
Add back amortization of original issue discount	(432)	-	-	-	(432)
Free Cash Flow	$ 22,818	$ 5,945	$ 18,238	$ (7,462)	$ 39,540

Pro Forma Non-GAAP Reconciliation (continued)

	Pro Forma Six Months Ended June 30, 2013				
	Gray Actual	SJL Actual	Other Acquisitions	Pro forma Adjustments	Gray Pro forma
Net income	$ 6,014	$ 1,507	$ 11,207	$ (9,693)	$ 9,036
Adjustments to reconcile from net income to					
Broadcast Cash Flow Less Cash Corporate Expenses:					
Depreciation	11,738	1,282	2,887	-	15,907
Amortization of intangible assets	31	-	304	-	335
Non-cash stock based compensation	1,464	-	-	-	1,464
Gain on disposals of assets, net	(105)	-	30	-	(75)
Miscellaneous income, net	-	27	1,402	-	1,429
Interest expense	25,134	543	2,154	9,693	37,524
Loss on early extinguishment of debt	-	-	-	-	-
Income tax expense	5,224	52	830	-	6,106
Amortization of program broadcast rights	5,663	928	-	-	6,591
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	14	-	-	-	14
Network compensation revenue recognized	(314)	-	-	-	(314)
Network compensation per network affiliation agreement	-	-	-	-	-
Payments for program broadcast rights	(5,700)	(928)	-	-	(6,628)
Other items	-	-	38	(418)	(380)
Broadcast Cash Flow Less Cash Corporate Expenses; a.k.a. "Adjusted EBITDA"	**49,163**	**3,411**	**18,852**	**(418)**	**71,008**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation	7,653	637	-	725	9,015
Broadcast Cash Flow	**$ 56,816**	**$ 4,048**	**$ 18,852**	**$ 307**	**$ 80,023**

Broadcast Cash Flow Less Cash Corporate Expenses	$ 49,163	$ 3,411	$ 18,852	$ (418)	$ 71,008
Pension Expense	4,308	-	-	-	4,308
Pension Cash Funding	(2,604)	-	-	-	(2,604)
Other items	(208)	1,570	-	2,480	3,842
Operating Cash Flow as defined in the credit agreement	**$ 50,659**	**$ 4,981**	**$ 18,852**	**$ 2,062**	**$ 76,554**
Less interest expense	(25,134)	(543)	(2,154)	(9,693)	(37,524)
Add back amortization of deferred financing	823	-	-	-	823
Less capital expenditures, net of insurance proceeds	(12,350)	(279)	-	(1,500)	(14,129)
Less cash taxes	(503)	-	-	-	(503)
Add back amortization of original issue discount	138	-	-	-	138
Free Cash Flow	**$ 13,633**	**$ 4,160**	**$ 16,698**	**$ (9,131)**	**$ 25,360**

Pro Forma Non-GAAP Reconciliation (continued)

	Pro Forma Six Months Ended June 30, 2012				
	Gray Actual	SJL Actual	Other Acquisitions	Pro forma Adjustments	Gray Pro forma
Net income	$ 14,365	$ 3,957	$ 11,321	$ (5,643)	$ 24,000
Adjustments to reconcile from net income to					
Broadcast Cash Flow Less Cash Corporate Expenses:					
Depreciation	11,607	1,312	3,100	-	16,019
Amortization of intangible assets	37	-	375	-	412
Non-cash stock based compensation	154	-	-	-	154
Gain on disposals of assets, net	(482)	-	-	-	(482)
Miscellaneous income, net	(2)	133	1,348	-	1,479
Interest expense	30,289	557	2,256	5,643	38,745
Loss on early extinguishment of debt	-	-	-	-	-
Income tax expense	9,215	74	586	-	9,875
Amortization of program broadcast rights	5,477	923	-	-	6,400
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	12	-	-	-	12
Network compensation revenue recognized	(313)	-	-	-	(313)
Network compensation per network affiliation agreement	(60)	-	-	-	(60)
Payments for program broadcast rights	(5,596)	(923)	-	-	(6,519)
Other items	-	-	(16)	323	307
Broadcast Cash Flow Less Cash Corporate Expenses; a.k.a. "Adjusted EBITDA"	**64,703**	**6,033**	**18,970**	**323**	**90,029**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation	6,581	623	-	289	7,493
Broadcast Cash Flow	**$ 71,284**	**$ 6,656**	**$ 18,970**	**$ 612**	**$ 97,522**
Broadcast Cash Flow Less Cash Corporate Expenses	$ 64,703	$ 6,033	$ 18,970	$ 323	$ 90,029
Pension Expense	3,742	-	-	-	3,742
Pension Cash Funding	(2,324)	-	-	-	(2,324)
Other items	(204)	1,885	-	2,209	3,890
Operating Cash Flow as defined in the credit agreement	**$ 65,917**	**$ 7,918**	**$ 18,970**	**$ 2,532**	**$ 95,337**
Less interest expense	(30,289)	(557)	(2,256)	(5,643)	(38,745)
Add back amortization of deferred financing	1,506	-	-	-	1,506
Less capital expenditures, net of insurance proceeds	(10,786)	(973)	-	(2,000)	(13,759)
Less cash taxes	(225)	-	-	-	(225)
Add back amortization of original issue discount	676	-	-	-	676
Free Cash Flow	$ 26,799	$ 6,389	$ 16,714	$ (5,111)	$ 44,791